UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2013

RENTECH, INC.

(Exact name of registrant as specified in its charter)

Colorado	1-15795	84-0957421
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10877 Wilshire Boulevard, Suite 600 Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 571-9800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) John H. Diesch has served as Vice President, and then Senior Vice President, of Operations for Rentech, Inc. since 2006, with a focus on the Company’s nitrogen fertilizer manufacturing plant operations and its Product Demonstration Unit in Commerce City, CO. Mr. Diesch has served as the President of Rentech Nitrogen GP, LLC, the general partner of Rentech Nitrogen Partners, L.P. (NYSE: RNF), since July of 2011, where he oversees the East Dubuque, IL, and the Pasadena, TX, nitrogen fertilizer facilities. With the closing of the Company’s Product Demonstration Unit in 2013, Mr. Diesch is continuing in his role as President of Rentech Nitrogen GP, LLC to oversee nitrogen fertilizer operations and discontinuing his role as Senior Vice President of Operations for Rentech, Inc. as of December 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.

Date: January 6, 2014	By:	/s/ Colin Morris
Colin Morris
Senior Vice President and General Counsel

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